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                                                                    Exhibit 20.1


                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2000-1




Section 7.3 Indenture                               Distribution Date: 7/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                        880,468.75
            Class B Note Interest Requirement                         82,747.40
            Class C Note Interest Requirement                        131,835.70
                      Total                                        1,095,051.85

       Amount of the distribution allocable to the interest on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           1.17396
            Class B Note Interest Requirement                           1.32396
            Class C Note Interest Requirement                           1.64063

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          750,000,000
            Class B Note Principal Balance                           62,500,000
            Class C Note Principal Balance                           80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)    Required Owner Trust Spread Account Amount                  8,928,570.00



                                                    By:
                                                        --------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President


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